UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 9, 2003
                Date of Report (date of earliest event reported)

                             ______________________

                          Commission File Number 0-9653

                                   XICOR, INC.
             (Exact name of registrant as specified in its charter)

          California                                             94-2526781
(State or other jurisdiction of                               (I.R.S.Employer
 incorporation or organization)                              Identification No.)

933 Murphy Ranch Road, Milpitas, California                         95035
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (408) 432-8888


          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits


        (c)  Exhibits


Exhibit No.   Description
-----------   -----------

99.1          Press Release, dated as of July 9, 2003, entitled "Xicor, Inc.
              Reiterates Second Quarter Revenue Guidance".


Item 9. Regulation FD Disclosure (pursuant to Item 12)

        In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

        On July 9, 2003, Xicor, Inc. issued a press release reiterating second quarter 2003 revenue guidance. The press release is attached as Exhibit 99.1.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      XICOR, INC., a
                                      California Corporation

                                      By_/s/_Louis_DiNardo______________________
                                      Louis DiNardo
                                      Chief Executive Officer
                                      (Principal Executive Officer)

                                      By_/s/_Geraldine_N._Hench_________________
                                      Geraldine N. Hench
                                      Vice President, Finance and Administration
                                      (Principal Financial Officer)

Date:  July 9, 2003

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
99.1          Press Release, dated as of July 9, 2003, entitled "Xicor, Inc.
              Reiterates Second Quarter Revenue Guidance"